UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: May 3, 2011
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) –Material amendment to a compensatory contract

On May 3, 2011, the Compensation Committee of the Board of Directors approved an amendment to the Termination Protection Agreement previously provided to Charles L. Treadway  to change the Average Bonus, as defined, to the average bonus percentage applicable to his new position of President and Chief Operating Officer, previously reported on Form 8-K.  Mr. Treadway’s average bonus percentage changed from 65% to 70% of the annual rate of base salary for the calendar year prior to the termination or change in control.

A copy of the First Amendment to Termination Protection Agreement for Charles L. Treadway is attached as Exhibit 10.1, to this Form 8-K and incorporated herein by reference.

Item 5.07-Submission of Matters to a Vote of Security Holders

(a) The following is a brief description of each matter voted upon at the Annual Meeting of the Shareholders of Thomas & Betts Corporation held on May 4, 2011, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

(b) Each of the ten directors nominated by the Company’s Board of Directors was elected by the following votes to serve until the Company’s 2012 Annual Shareholder Meeting and until a respective successor has been elected and qualified.  The tabulation of the votes on this matter was as follows:

Nominees for Director	For	Withheld
Michael L. Ducker	45,850,866	60,623
Jeananne K. Hauswald	43,630,799	2,280,710
Dean Jernigan	44,040,418	1,871,091
Ronald B. Kalich, Sr.	43,658,015	2,253,494
Kenneth R. Masterson	43,653,420	2,258,089
Dominic J. Pileggi	45,020,226	891,283
Jean-Paul Richard	43,665,710	2,255,799
Rufus H. Rivers	44,504,332	1,407,177
Kevin L. Roberg	44,496,640	1,414,869
David D. Stevens	44,489,471	1,422,038

Shareholders also ratified the selection of KPMG LLP as the Company’s independent auditors for the Company’s 2011 fiscal year.  The tabulation of votes on this matter was as follows: 46,550,742 votes for; 1,968,639 votes against; and 27,602 abstentions.  There were 2,635,474 broker non-votes on this matter.

Shareholders approved the compensation of the Company’s named executive officers as disclosed in the 2011 Proxy Statement pursuant to the compensation disclosure rules of the SEC.  The tabulation of the advisory voting on this matter was as follows:  37,026,642 votes for; 3,141,558 votes against; and 5,743,309 abstentions.  There were 2,635,474 broker non-votes on this matter.

The tabulation of the advisory voting on the frequency with which Shareholders wish to hold the advisory vote on the compensation of the Company’s named executive officers as disclosed in the annual Proxy Statement pursuant to the compensation disclosure rules of the SEC was as follows:  35,968,778 votes for annual frequency: 52,453 votes for two year frequency; 4,181,130 votes for three year frequency: and 5,709,148 abstentions.  There were 2,635,474 broker non-votes on this matter.

(d)  As disclosed in the Company’s 2011 Proxy Statement, it intends to conduct an annual advisory vote on the Compensation of the Company’s named executive officers.

ITEM 9.01   Financial Statements and Exhibits

(c)  Exhibits

10.1     First Amendment to Termination Protection Agreement for Charles L. Treadway

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	May 6, 2011

Exhibit Index

Exhibit	Description of Exhibit

10.1	First Amendment to Termination Protection Agreement for Charles L. Treadway